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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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
                                                                           State or Other Jurisdiction of
Subsidiaries of Solectron Corporation                                      Incorporation or Organization
-------------------------------------                                      ------------------------------
A-Plus Manufacturing Corp                                                  Delaware, USA
ACN 080 683 003 Pty Ltd.                                                   Australia
American Information & Communications, Inc                                 Maryland, USA
Americom Wireless Services, Inc.                                           Maryland, USA
Americom Wireless Services LLC                                             Maryland, USA
Apex Data, Inc.                                                            Delaware, USA
Argenteuil SAS                                                             France
Biotronix 2000 Inc.                                                        Canada
Blue Star Engineering Ltd.                                                 UK
Bluegum Holdings (Singapore) Pte. Ltd.                                     Singapore
Bluegum Singapore Pte. Ltd.                                                Singapore
C-MAC Assembly, Inc                                                        Canada
C-MAC Automotive Products Inc.                                             Canada
C-MAC Centum Electronics Ltd.                                              India
C-MAC Cornwall Inc.                                                        Canada
C-MAC Design Corporation                                                   North Carolina, USA
C-MAC do Brazil Ltda.                                                      Brazil
C-MAC Electromag NV                                                        Belgium
C-MAC Electronic Global Solutions Inc.                                     Canada
C-MAC Electronic Systems, Inc.                                             Canada
C-MAC Energy Systems, Inc.                                                 Canada
C-MAC Engineering Inc.                                                     Canada
C-MAC Engineering Ltd.                                                     UK
C-MAC Europe Ltd.                                                          UK
C-MAC Finance LLC                                                          Delaware, USA
C-MAC Financing Partnership                                                Canada
C-MAC France SA                                                            France
C-MAC Frequency Products (CEPE)                                            France
C-MAC Frequency Products Ltd.                                              UK
C-MAC Holdings, Inc.                                                       Delaware, USA
C-MAC Holdings Ltd.                                                        British Virgin Island
C-MAC Holdings SAS                                                         France
C-MAC Industries, Inc.                                                     Canada
C-MAC Interconnect Products Inc.                                           Canada
C-MAC Interconnect USA Inc.                                                Delaware, USA
C-MAC Invotronics Inc.                                                     Canada
C-MAC Kanata Inc.                                                          Canada
C-MAC Metaltek Inc.                                                        Canada
C-MAC Metelpro Inc.                                                        Canada
C-MAC Microcircuits Inc.                                                   Canada
C-MAC Microcircuits Ltd.                                                   UK
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
C-MAC Microcircuits USA, Inc.                                              Florida, USA
C-MAC Microcircuits GmbH                                                   Germany
C-MAC Micotechnology Holdings, Inc.                                        Delaware, USA
C-MAC Networks Systems, Inc.                                               North Carolina, USA
C-MAC Network Systems Ltd.                                                 UK
C-MAC Network Systems (Montreal), Inc.                                     Canada
C-MAC Nevada Inc.                                                          Nevada, USA
C-Mac of America, Inc.                                                     Canada
C-MAC Packaging Systems, Inc.                                              Florida, USA
C-MAC Properties, Inc                                                      Delaware, USA
C-MAC Quartz Crystals, Inc.                                                Pennsylvania, USA
C-MAC Quartz Crystal Ltd.                                                  UK
C-MAC Technology (China) Co. Ltd.                                          China
C-MAC ULC                                                                  Delaware, USA
C-MAC Wong's Industries Holdings Ltd.                                      British Virgin Island
Conik Technolgies Inc.                                                     Canada
DY4 Inc. (US Holding Co.)                                                  Delaware, USA
DY 4 Systems Australia Pty Ltd.                                            Australia
DY 4 Systems Inc.                                                          Canada
DY 4 Systems International Ltd.                                            Barbados
DY 4 Systems (UK) Ltd.                                                     UK
DY Systems Ltd.                                                            California, USA
Evreux Bat SCI                                                             France
Fine Pitch Technology, Inc.                                                California, USA
Force Computer France SARL                                                 France
Force Computers GmbH                                                       Germany
Force Computers, Inc                                                       Delaware, USA
Force Computers (India) Pvt. Ltd.                                          India
Force Computers Japan KK                                                   Japan
Force Computers Sweden AB                                                  Sweden
Force Computers U.K. Limited                                               UK
G.H.Z Technologies Inc.                                                    Canada
Iphotonics, Inc.                                                           Maryland, USA
Ixthos Inc.                                                                Maryland, USA
Kavlico Corporation                                                        California, USA
Kavlico GmbH                                                               Germany
Kavlico International Inc.                                                 California, USA
LG Technologies Group Inc.                                                 Canada
Lumisource Technologies Inc.                                               Canada
Magnetic Data Belgium, N.V.                                                Belgium
Magnetic Data California, LLC                                              Delaware, USA
Magnetic Data Mexico S.A. de C.V.                                          Mexico
Magnetic Data Minnesota, LLC                                               Delaware, USA
Magnetic Data Technologies Pte. Ltd.                                       Singapore
Magnetic Data. Tennessee, LLC                                              Delaware, USA
Magnetic Data. Texas, LLC                                                  Delaware, USA
MDT, Ltd.                                                                  Cayman Islands, British West Indies
Memquest, Inc                                                              Delaware, USA
Memquest Limited                                                           UK
Metaltek, Inc.                                                             Delaware, USA
NatSteel Electronics Inc                                                   California, USA
NatSteel Electronics International Ltd.                                    British Virgin Island
Navox Corporation                                                          Delaware, USA
NEL (US) Holdings, Inc.                                                    Delaware, USA
NP Online Pte. Ltd.                                                        Singapore
Patria Design Centre Pte. Ltd.                                             Singapore
Patria Design, Inc.                                                        California, USA
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
PCI-SLR Technology (Guangzhou) Co., Limited                                China
PT Solectron Technolgy Indonesia                                           Indonesia
R&M Metaltek Inc.                                                          Canada
Revhold Ltd.                                                               UK
Sam Surface Treat Pte. Ltd.                                                Singapore
Scrantom Engineering, Inc.                                                 California, USA
Shanghai Shinei Industrial Co., Ltd                                        China
Shinei International Pte. Ltd.                                             Singapore
Shinei Scotland Limited                                                    Scotland
Shinei USA, Inc                                                            Oregon, USA
SLR Europe Holdings C.V.                                                   Netherlands
Smart Modular Technologies (Deutschland) GmbH                              Germany
Smart Modular Technologies (Europe) Limited                                UK
Smart Modular Technologies (FSC), Inc.                                     Barbados
Smart Modular Technologies, Inc.                                           California, USA
Smart Modular Technologies (Intl), Inc.                                    Cayman Islands, British West Indies
Smart Modular Technologies (MA), Inc.                                      Delaware, USA
Smart Modular Technologies (Netherlands) CV                                Netherlands
Smart Modular Technologies (P.R.), Inc.                                    California, USA
Smart Modular Technologies (Puerto Rico), Inc.                             Cayman Islands, British West Indies
Smart Modular Technolgoies Sdn. Bhd.                                       Malaysia
SMIS R&D Inc.                                                              Canada
Solectron Acquisition Company L.L.C.                                       Delaware, USA
Solectron Australia Pty. Ltd.                                              Australia
Solectron (Beijing) Electronic Equipment Repair Services Co., Ltd.         China
Solectron Brasil Ltda.                                                     Brazil
Solectron California Corporation                                           California, USA
Solectron Canada Holdings, Inc.                                            Canada
Solectron Canada ULC                                                       Canada
Solectron Capital Trust 1                                                  Delaware, USA
Solectron Cayman (Asia) Holding Ltd.                                       Cayman Islands, British West Indies
Solectron Cayman (Asia) Ltd.                                               Cayman Islands, British West Indies
Solectron Cayman Ltd.                                                      Cayman Islands, British West Indies
Solectron Corporation                                                      Delaware, USA
Solectron da Amazonia Ltda.                                                Brazil
Solectron de Mexico S.A. de C.V.                                           Mexico
Solectron do Brasil Holdings Ltda.                                         Brazil
Solectron Elektronik Uretim ve Pazarlama Danayi ve Ticaret Anonim Sirketi  Turkey
Solectron Europe B.V.                                                      Netherlands
Solectron Europe Holdings LLC                                              Delaware, USA
Solectron Federal Systems, Inc.                                            Delaware, USA
Solectron France Holding SASU                                              France
Solectron France SAS                                                       France
Solectron Funding Corporation                                              Delaware, USA
Solectron Georgia Corporation                                              Georgia, USA
Solectron Global Services Australia Pty Limited                            Australia
Solectron Global Services Canada, Inc.                                     Canada
Solectron Global Services (Hong Kong) Limited                              Hong Kong
Solectron Global Services, Inc.                                            California, USA
Solectron Global Services Japan, Inc.                                      Japan
Solectron Global Services Mexico S.A. de C.V.                              Mexico
Solectron Global Services (US) Inc.                                        Delaware, USA
Solectron GmbH                                                             Germany
Solectron Grundbesitz GmbH                                                 Germany
Solectron (HK) Technology Ltd.                                             British Virgin lslands
Solectron Holding Deutschland GmbH                                         Germany
Solectron Holdings Ltd.                                                    Delaware, USA
Solectron Hungary Electronics Manufacturing Co., Ltd.                      Hungary
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
Solectron Ibaraki Ltd.                                                     Japan
Solectron Industrial Comercial, Servicios e Exportadora do Brasil Ltda.    Brazil
Solectron International Distribution Canada Limited Partnership            Canada
Solectron International Distribution, Inc.                                 California, USA
Solectron International (Netherlands) BV                                   Netherlands
Solectron IPCS Pte. Ltd.                                                   Singapore
Solectron Ireland                                                          Cayman Islands, British West Indies
Solectron Ireland (Foreign Branch office of Cayman Subsidiary)             Cayman Islands
Solectron Ireland Holding Ltd                                              Cayman Islands, British West Indies
Solectron Japan, Inc.                                                      Japan
Solectron Malaysia Sdn. Bhd.                                               Malaysia
Solectron Massachusetts Corporation                                        California, USA
Solectron Mauritius Holdings Limited                                       Mauritius
Solectron Mauritius Limited                                                Mauritius
Solectron Netherlands B.V.                                                 Netherlands
Solectron Nova Soctia ULC                                                  Canada
Solectron Offshore Limited Partnership                                     Canada
Solectron Oregon Corporation                                               Delaware, USA
Solectron Romania SRL                                                      Romania
Solectron Scotland Limited                                                 UK
Solectron Servicios Monterrey S.A. de C.V.                                 Mexico
Solectron Servicios S.A. de C.V.                                           Mexico
Solectron (Shanghai) Technology Co. Ltd.                                   China
Solectron (Shenzhen) Technology Co. Ltd.                                   China
Solectron Singapore Holdings Pte. Ltd.                                     Singapore
Solectron South Carolina Corporation                                       South Carolina, USA
Solectron (Suzhou) Technology Co., Ltd.                                    China
Solectron Sweden AB                                                        Sweden
Solectron Taiwan Co., Ltd.                                                 Taiwan
Solectron Technology, Inc.                                                 California, USA
Solectron Technology Sdn. Bhd.                                             Malaysia
Solectron Technology Singapore Pte. Ltd.                                   Singapore
Solectron Telecommunications Pty. Limited                                  Australia
Solectron Texas, Inc.                                                      Delaware, USA
Solectron Texas, LP                                                        Delaware, USA
Solectron UK Limited                                                       UK
Solectron Washington, Inc.                                                 California, USA
Stream International (Bermuda) Ltd.                                        Bermuda
Stream International Canada Inc.                                           Canada
Stream International Europe B.V.                                           Netherlands
Stream International GmbH                                                  Germany
Stream International Inc.                                                  Delaware, USA
Stream International Inc.                                                  Nevada, USA
Stream International (N.I.) Limited.                                       UK
Stream International Nordic AB                                             Sweden
Stream New York, Inc.                                                      Delaware, USA
Stream Servicios de Apoyo Informatico SRL                                  Spain
T.Q.F. Technologie Inc.                                                    Canada
Techno-Spec Industries Inc.                                                Canada
Thai Integrated Electronic Co. Ltd.                                        Thailand
US Robotics Corporation                                                    Delaware, USA
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